UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
SIGNATURES	2
EXHIBIT INDEX	3

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 5, 2018, Orion Group Holdings, Inc. (“the Company”) along with Mark R. Stauffer, President, Chief Executive Officer, Peter R. Buchler, Executive Vice President, Chief Administrative Officer and General Counsel of the Company, and Christopher J. DeAlmeida, Executive Vice President and Chief Financial Officer of the Company entered into an amendment (the “Amendment”) to the employment agreement (the “Agreement”) between the Company, which was originally effective on January 1, 2015. The amendments include the following material provisions for each named executive officer:
Mark R. Stauffer
The Second Amendment added a provision for the issuance and delivery by the Company of a written notice of non-renewal of the Agreement, provides for automatic renewal in the absence of such notice, and changes the Term of the Agreement to one year, but contained no other material changes.
Peter R. Buchler
The Second Amendment added a provision for the issuance and delivery by the Company of a written notice of non-renewal of the Agreement, provides for automatic renewal in the absence of such notice, and changes the Term of the Agreement to one year, but contained no other material changes.
Christopher J. DeAlmeida
The Third Amendment added a provision for the issuance and delivery by the Company of a written notice of non-renewal of the Agreement, provides for automatic renewal in the absence of such notice, and changes the Term of the Agreement to one year, but contained no other material changes.
The foregoing descriptions of the Amendments are summaries only and are qualified in their entirety by reference to the terms of the respective documents, which are filed as exhibits to, and incorporated by reference into, this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: June 8, 2018	By:	/s/ Christopher J. DeAlmeida
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment to Employment Agreement by and between Orion Group Holdings, Inc. and Mark R Stauffer, effective June 5, 2018.
10.2	Amendment to Employment Agreement by and between Orion Group Holdings, Inc. and Peter R Buchler, effective June 5, 2018.
10.3	Amendment to Employment Agreement by and between Orion Group Holdings, Inc. and Christopher J. DeAlmeida, effective June 5, 2018.